Debt and Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2014
Long-term Debt, Unclassified [Abstract]
Debt and Other Long-Term Liabilities
Note 7: Debt and Other Long-Term Liabilities

	Debt					Other Liabilities			Total
	Senior Notes		Credit Facility		Total Debt	Capital Lease Obligations	Asset retirement obligations	Other long-term liabilities
Dollars in thousands	Senior Unsecured Notes due 2019	Senior Unsecured Notes due 2021	Term Loans	Revolving Line of Credit
As of December 31, 2014:
Principal	$350,000	$300,000	$146,250	$160,000	$956,250
Discount	(4,296)	(4,152)	(335)	—	(8,783)
Total	345,704	295,848	145,915	$160,000	947,467	$15,391	$13,576	$17,651	$994,085
Less: current portion	—	—	(9,390)	—	(9,390)	(11,026)	—	—	(20,416)
Total long-term portion	$345,704	$295,848	$136,525	$160,000	$938,077	$4,365	$13,576	$17,651	$973,669

Unamortized deferred financing fees(1)	$649	$1,372	$—	$2,965	$4,986				$4,986

	Debt					Other Liabilities			Total
	Senior Unsecured Notes due 2019	Credit Facility		Convertible Notes	Total Debt	Capital Lease Obligations	Asset retirement obligations	Other long-term liabilities
Dollars in thousands		Term Loans	Revolving Line of Credit
As of December 31, 2013:
Principal	$350,000	$344,375	$—	$51,148	$745,523
Discount	(5,317)	—	—	(1,446)	(6,763)
Total	344,683	344,375	$—	49,702	738,760	$21,361	$13,086	$12,085	$785,292
Less: current portion	—	(42,187)	—	(49,702)	(91,889)	(11,997)	—	(3)	(103,889)
Total long-term portion	$344,683	$302,188	$—	$—	$646,871	$9,364	$13,086	$12,082	$681,403

Unamortized deferred financing fees(1)	$832	$1,259	$2,749	$186	$5,026				$5,026
(1)Deferred financing fees are recorded in other long-term assets in our Consolidated Balance Sheets and are amortized on a straight line basis over the life of the related loan.
Interest Expense

Dollars in thousands	Year Ended December 31,
	2014	2013	2012
Cash interest expense	$41,562	$25,289	$12,833
Non-cash interest expense:
Amortization of debt discount	2,606	4,674	7,109
Amortization of deferred financing fees	1,510	1,720	2,126
Other	—	(550)	(2,700)
Total non-cash interest expense	4,116	5,844	6,535
Total cash and non-cash interest expense	45,678	31,133	19,368
Loss from early extinguishment of debt	2,018	6,013	953
Total interest expense	$47,696	$37,146	$20,321

Senior Unsecured Notes Due 2019
On March 12, 2013, we entered into an indenture pursuant to which we issued $350.0 million principal amount of 6.000% Senior Notes due 2019 (the “Senior Notes due 2019”) at par for proceeds, net of expenses, of $343.8 million. The expenses were allocated between debt discount and deferred financing fees based on their nature. Each of our direct and indirect U.S. subsidiaries guarantees the Senior Notes due 2019. As of December 31, 2014, we were in compliance with the covenants of the related indenture.
Senior Unsecured Notes Due 2021
On June 9, 2014, we entered into an indenture pursuant to which we issued $300.0 million principal amount of 5.875% Senior Notes due 2021 (the "Senior Notes due 2021") at par for proceeds, net of expenses, of $294.0 million. The expenses were allocated between debt discount and deferred financing fees based on their nature. Each of our direct and indirect U.S. subsidiaries guarantees the Senior Notes due 2021.
The Senior Notes due 2021 and related guarantees:

•
are general unsecured obligations and are effectively subordinated to all of our and our subsidiary guarantors’ existing and future secured debt to the extent of the collateral securing that secured debt, and

•	will rank equally to all of our and our subsidiary guarantors’ other unsecured and unsubordinated indebtedness.
In addition, the Senior Notes due 2021:

•	will be effectively subordinated to all of the liabilities of our existing and future subsidiaries that are not guaranteeing the Senior Notes due 2021,

•	require interest payable on June 15 and December 15 of each year, beginning on December 15, 2014, and

•	mature on June 15, 2021.
We may redeem any of the Senior Notes due 2021:

•	beginning on June 15, 2017 at a redemption price of 104.406% of their principal amount plus accrued and unpaid interest and additional interest, if any; then

•	the redemption price will be 102.938% of their principal amount plus accrued and unpaid interest and additional interest, if any, for the twelve-month period beginning June 15, 2018; then

•	the redemption price will be 101.469% of their principal amount plus accrued and unpaid interest and additional interest, if any, for the twelve-month period beginning June 15, 2019; and then

•	the redemption price will be 100.000% of their principal amount plus accrued interest and unpaid interest and additional interest, if any, beginning on June 15, 2020.

•
We may also redeem some or all of the Senior Notes due 2021 before June 15, 2017 at a redemption price of 100.000% of the principal amount, plus accrued and unpaid interest and additional interest, if any, to the redemption date, plus an applicable “make-whole” premium.

•
In addition, before June 15, 2017, we may redeem up to 35% of the aggregate principal amount with the proceeds of certain equity offerings at 105.875% of their principal amount plus accrued and unpaid interest and additional interest, if any; we may make such redemption only if, after any such redemption, at least 65% of the aggregate principal amount originally issued remains outstanding.

Upon a change of control as defined in the indenture related to the Senior Notes due 2021, we will be required to make an offer to purchase the Senior Notes due 2021 or any portion thereof. That purchase price will equal 101% of the principal amount of the Senior Notes due 2021 on the date of purchase plus accrued and unpaid interest and additional interest, if any. If we make certain asset sales and do not reinvest the proceeds or use such proceeds to repay certain debt, we will be required to use the proceeds of such asset sales to make an offer to purchase the Senior Notes due 2021 at 100% of their principal amount, together with accrued and unpaid interest and additional interest, if any, to the date of purchase.
The terms of the Senior Notes due 2021 restrict our ability and the ability of certain of our subsidiaries to, among other things: incur additional indebtedness; create liens; pay dividends or make distributions in respect of capital stock; purchase or redeem capital stock; make investments or certain other restricted payments; sell assets; enter into transactions with stockholders or affiliates; or effect a consolidation or merger. However, these and other limitations set forth in the related indenture will be subject to a number of important qualifications and exceptions.
The indenture related to the Senior Notes due 2021 provides for customary events of default which include (subject in certain cases to grace and cure periods), among others: nonpayment of principal or interest or premium; breach of covenants or other agreements in the indenture; defaults in failure to pay certain other indebtedness; the failure to pay certain final judgments; the invalidity of certain of the Subsidiary Guarantors’ guarantees; and certain events of bankruptcy, insolvency or reorganization. Generally, if an event of default occurs and is continuing under the indenture, either the trustee or the holders of at least 25% in aggregate principal amount then outstanding may declare the principal amount plus accrued and unpaid interest to be immediately due and payable. As of December 31, 2014, we were in compliance with the covenants of the related indenture.
In connection with the issuance of the Senior Notes due 2021 and related guarantees, we agreed to register the Senior Notes due 2021 and related guarantees under the Securities Act of 1933, as amended (the “Securities Act”) so as to allow holders of the Senior Notes due 2021 and related guarantees to exchange the Senior Notes due 2021 and the related guarantees for the same principal amount of a new issue of Senior Notes due 2021 and related guarantees (collectively, the “Exchange Notes”) with substantially identical terms, except that the Exchange Notes will generally be freely transferable under the Securities Act. If we fail to comply with these obligations on time (a “registration default”), we generally will be required to pay additional interest at a rate of 0.25% per annum for the first 90-day period following a registration default and an additional 0.25% per annum for each subsequent 90-day period that such additional interest continues to accrue (provided that such rate may not exceed 1.00% per annum).
Revolving Line of Credit and Term Loan
On June 24, 2014, we entered into the Third Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”) providing for a senior secured credit facility (the "Credit Facility"). The Amended and Restated Credit Agreement amended and restated in its entirety the Second Amended and Restated Credit Agreement dated as of November 20, 2007 and amended and restated as of April 29, 2009 and as of July 15, 2011 and all amendments and restatements thereto. The credit facility provided under the previous credit agreement was replaced by the Credit Facility. As a result of this refinancing activity, in the six months ended June 30, 2014, we recorded a loss on the extinguishment of the previous credit agreement of $1.7 million for certain previously capitalized and unamortized debt issuance costs. The loss on extinguishment is recorded within Interest expense, net in our Consolidated Statements of Comprehensive Income.
The Credit Facility consists of (a) a $150.0 million amortizing term loan (the “Term Loan”) and (b) a $600.0 million revolving line of credit (the “Revolving Line”), which includes (i) a $75.0 million sublimit for the issuance of letters of credit, (ii) a $50.0 million sublimit for swingline loans and (iii) a $75.0 million sublimit for loans in certain foreign currencies available to us and certain wholly owned Company foreign subsidiaries (the “Foreign Borrowers”). We may, subject to applicable conditions and subject to obtaining commitments from lenders, request an increase in the Revolving Line of up to $200.0 million in aggregate (the “Accordion”).
We (or the Foreign Borrowers, if applicable), subject to applicable conditions, may generally elect interest rates on the Term Loan and Revolving Line calculated by reference to (a) LIBOR (“London Interbank Offered Rate”) (or the Canadian Dealer Offered Rate, in the case of loans denominated in Canadian Dollars or, if LIBOR is not available for a foreign currency, such other interest rate customarily used by Bank of America for such foreign currency) for given interest periods (the “LIBOR/Eurocurrency Rate”) or (b) on loans in U.S. Dollars made to us, Bank of America’s prime rate (or, if greater, (i) the average rate on overnight federal funds plus 0.50% or (ii) the daily floating one month LIBOR plus 1%) (the “Base Rate”), plus a margin determined by our consolidated net leverage ratio. For swingline borrowings, we will pay interest at the Base Rate, plus a margin determined by our consolidated net leverage ratio. For borrowings made with the LIBOR/Eurocurrency Rate, the margin ranges from 125 to 200 basis points, while for borrowings made with the Base Rate, the margin ranges from 25 to 100 basis points.
The Amended and Restated Credit Agreement requires principal amortization payments under the Term Loan as follows:

Dollars in thousands	Repayment Amount
2015	$9,376
2016	13,126
2017	15,000
2018	18,750
2019	89,998
Total	$146,250

The Revolving Line matures on June 24, 2019, at which time all outstanding borrowings must be repaid and all outstanding letters of credit must have been terminated or cash collateralized. The maturity date of the borrowings under the Credit Facility may be accelerated to December 18, 2018 if our senior unsecured notes due 2019 remain outstanding on or after such date. We may prepay amounts borrowed under the Term Loan without premium or penalty (other than breakage costs in the case of borrowings made with the LIBOR/Eurocurrency Rate), but amounts prepaid may not be re-borrowed.
The Amended and Restated Credit Agreement contains events of default that include, among others, non-payment of principal, interest or fees, violation of covenants, inaccuracy of representations and warranties, bankruptcy and insolvency events, material judgments, cross defaults to certain other indebtedness, and events constituting a change of control. The occurrence of an event of default will increase the applicable rate of interest and could result in the acceleration of our obligations under the Credit Facilities and the obligations of any or all of the Guarantors to pay the full amount of our (or any Foreign Borrower’s) obligations under the Credit Facility.
The Amended and Restated Credit Agreement contains certain loan covenants, including, among others, financial covenants providing for a maximum consolidated net leverage ratio (i.e., consolidated total debt (net of certain cash and cash equivalents held by us and our domestic subsidiaries) to consolidated EBITDA) and a minimum consolidated interest coverage ratio, and limitations on our ability with regard to the incurrence of debt, the existence of liens, capital expenditures, stock repurchases and dividends, investments, and mergers, dispositions and acquisitions. Our obligations under the Credit Facility are guaranteed by each of our direct and indirect U.S. subsidiaries (collectively, the “Guarantors”), and if any Foreign Borrower is added to the Credit Facility, the Foreign Borrower’s obligations will be guaranteed by us and each of the Guarantors. As of December 31, 2014, the interest rate on amounts outstanding under the Credit Facility was 1.92% and we were in compliance with the covenants of the Credit Facility.
Convertible Debt
On September 2, 2014, our 4.0% Convertible Senior Notes (the “Convertible Notes”) matured. The aggregate outstanding principal was $51.1 million at December 31, 2013.
The Convertible Notes were convertible as of December 31, 2013 and the debt conversion feature was classified as temporary equity on our Consolidated Balance Sheets. In 2014, we retired or settled upon maturity, a combined 51,148 Convertible Notes for total consideration of $51.1 million in cash and the issuance of 431,760 shares of common stock. The amount by which total consideration exceeded the fair value of the Convertible Notes has been recorded as a reduction of stockholders’ equity. The loss from early extinguishment of the Convertible Notes was approximately $0.3 million and is recorded in Interest expense, net in our Consolidated Statements of Comprehensive Income.
Asset Retirement Obligation
We have entered into agreements with our partners to place kiosks in their stores. Upon contract terminations, we are obligated to remove the kiosks from the store locations and, accordingly, we recognize the estimated fair value of the liability under the long-term section of our liabilities in our Consolidated Balance Sheets.
Other Long-Term Liabilities
Included in other long-term liabilities were primarily tenant improvements related to our office building renovation in Oakbrook Terrace, Illinois; Bellevue, Washington; and San Diego, California as well as the related unrecognized tax benefits as follows:

Dollars in thousands	December 31,
	2014	2013
Tenant improvement and deferred rent and other	$13,013	$9,301
Unrecognized tax benefit	4,638	2,781
Total other long-term liabilities	$17,651	$12,082